NEWS RELEASE CONTACTS September 23, 2026 Matt Curoe (Investor Relations) matt.curoe@53.com | 513-534-2345 Jennifer Hendricks Sullivan (Media Relations) Jennifer.Hendricks.Sullivan@53.com | 614-744-7693 Fifth Third Bancorp Announces Expiration and Results of Registered Exchange Offer for Notes Issued in Prior Private Exchange Offer CINCINNATI – Fifth Third Bancorp (NYSE: FITB) today announced the expiration and results of its offer to exchange (the “Registered Exchange Offer”) any and all of its outstanding unregistered senior notes (the “Restricted Notes”) previously issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of new notes registered under the Securities Act (the “Registered Notes”). The Registered Exchange Offer expired at 5:00 p.m., New York City time, on September 22, 2026 (the “Expiration Date”). As of the Expiration Date, the principal amounts of Restricted Notes set forth in the table below had been validly tendered and not validly withdrawn. Fifth Third Bancorp has accepted for exchange all such tendered Restricted Notes in the Registered Exchange Offer. Upon the settlement of the Registered Exchange Offer, holders of Restricted Notes who validly tendered and did not validly withdraw such notes prior to the Expiration Date will receive a like principal amount of Registered Notes of the applicable series. The Company expects that such settlement will occur on or about September 24, 2026. The terms of the Registered Notes to be issued upon the settlement of the Registered Exchange Offer are substantially identical to the terms of the corresponding series of Restricted Notes, except that the Registered Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Restricted Notes will not apply to the Registered Notes. The Registered Notes will represent the same debt as the Restricted Notes, and Fifth Third Bancorp will issue the Registered Notes under the same indenture that governs the Restricted Notes. The Registered Exchange Offer was made pursuant to the terms and subject to the conditions set forth in a prospectus filed with the Securities and Exchange Commission dated August 21, 2026 (as the same Series of Restricted Notes Aggregate Principal Amount Outstanding at Commencement Restricted Notes Tendered as of the Expiration Date Principal Amount Percentage 4.000% Senior Notes due 2029 $334,650,000 $334,449,000 99.9399% 5.982% Fixed-To-Floating Rate Senior Notes due 2030 $938,141,000 $938,116,000 99.9973%

may be amended or supplemented, the “Prospectus”). This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. About Fifth Third Fifth Third is a bank that's as long on innovation as it is on history. Since 1858, we've been helping individuals, families, businesses and communities grow through smart financial services that improve lives. Our list of firsts is extensive, and it's one that continues to expand as we explore the intersection of tech-driven innovation, dedicated people and focused community impact. Fifth Third is one of the few U.S.-based banks to have been named among Ethisphere's World's Most Ethical Companies® for several years. With a commitment to taking care of our customers, employees, communities and shareholders, our goal is to be the one bank people most value and trust. Fifth Third Bank, National Association is a federally chartered institution. Fifth Third Bancorp is the indirect parent company of Fifth Third Bank, and its common stock is traded on the New York Stock Exchange under the symbol "FITB." Investor information and press releases can be viewed at www.53.com. Deposit and credit products provided by Fifth Third Bank, National Association. Member FDIC. FORWARD-LOOKING STATEMENTS This communication contains statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "believe," "deliver," "expect," "may," "should," "will," "would," and other similar words and expressions or the negative of such terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the timing of the Registered Exchange Offer. No assurances can be given that the forward-looking statements contained in this communication will occur as expected and actual results may differ materially from those included in this communication. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. Important risks, uncertainties and other factors are described in the Prospectus. These and other important factors, including those discussed under "Risk Factors" in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Fifth Third disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.